UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2011

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Amendment No. 1 to the Company’s Current Report on Form 8-K filed on March 9, 2011 (the “Original Report”) is being filed for the sole purpose of amending the disclosure provided under Proposal 5 in Item 5.07 of the Original Report to include a paragraph disclosing the Company’s decision regarding how frequently the Company will include an advisory shareholder vote on executive compensation in its proxy materials. Other than the addition of this paragraph, this Amendment No. 1 does not modify the disclosure contained in Item 5.07 of the Original Report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proposal 1: Election of Board of Director’s four nominees as Class I directors with terms expiring in 2014. All nominees were elected by the shareholders.

Nominees	Votes For (%)	Votes Withheld	Broker Non-Votes
Malcolm E. Everett III	31,110,099 (86%)	4,987,060	24,368,226
Frank B. Holding, Jr.	35,030,502 (97%)	1,066,657	24,368,226
Minor M. Shaw	35,062,159 (97%)	1,035,000	24,368,226
Muriel W. Sheubrooks	35,437,392 (98%)	659,767	24,368,226

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011. The shareholders approved this proposal.

Votes For (%)	Votes Against	Abstentions	Broker Non-Votes
59,336,865 (99%)	447,326	411,055	270,140

Proposal 3: Approval of the Company’s Amended and Restated Incentive Compensation Plan. The shareholders approved this proposal.

Votes For (%)	Votes Against	Abstentions	Broker Non-Votes
31,188,821 (86%)	3,677,258	1,422,516	24,176,791

Proposal 4: Advisory vote on the Company’s executive compensation. The shareholders approved this proposal on an advisory basis.

Votes For (%)	Votes Against	Abstentions	Broker Non-Votes
33,130,862 (95%)	1,571,489	1,586,243	24,176,791

Proposal 5: Advisory vote on frequency of future advisory votes on executive compensation. Of the total votes cast, 48% voted in favor of a three-year frequency, 3% voted in favor of a two-year frequency, and 49% voted in favor of a one-year frequency.

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
16,706,362	1,152,150	17,204,552	1,478,748	23,923,573

Although they represented slightly less than a majority of the votes cast, the highest percentage of the votes present in person or represented by proxy and entitled to vote at the Company’s Annual Meeting voted to hold an advisory vote to approve executive compensation annually. In line with this recommendation by the Company’s shareholders, at a meeting held on June 3, 2011, the Company’s Board of Directors determined that the Company will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than the Company’s annual meeting of shareholders in 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

June 3, 2011	By:	Jane Lewis-Raymond

Name: Jane Lewis-Raymond
Title: Vice President, General Counsel, Chief Ethics and Compliance Officer and Corporate Secretary